UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C, 20549



                                   Form 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 11, 2002

                          PANAMERICAN BEVERAGES, INC.
            (Exact name of registrant as specified in its charter)


       Republic of Panama               1-2290                Not Applicable
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
     of incorporation                                       Identification No.)


           c/o Panamco, L.L.C.
      701 Waterford Way, Suite 800
             Miami, Florida                                       33126
(Address of principal executive offices)                        (Zip Code)


                                (305) 929-0800
             (Registrant's Telephone Number, including area code)


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Item 7.  Financial Statements and Exhibits

(c) Exhibits.  The following exhibits are filed with this document.

Exhibit Number    Description
--------------    -----------

99.1 Presentation for Morgan Stanley Equity Research Global Consumer Conference held on November 11, 2002

Item 9.  Regulation FD Disclosure

         The Company will present the information attached hereto as Exhibit
99.1 at the Morgan Stanley Equity Research Global Consumer Conference held in New York on November 11, 2002.

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Panamerican Beverages, Inc.


Dated: November 11, 2002                   By:  /s/ Carlos Hernandez
                                           -------------------------
                                           Carlos Hernandez
                                           Vice-President--Legal and Secretary